                                                                    Exhibit 10.6

                         ASSIGNMENT OF RENTS AND LEASES

     This Assignment of Rents and Leases (this "Assignment") made as of June 12, 2003 by DENTAL CARE PLUS, INC., an Ohio corporation, located at 4500 Lake Forest Drive, Suite 512, Cincinnati, Ohio 45242 (the "Assignor") and FIFTH THIRD BANK, an Ohio banking corporation, located at 38 Fountain Square Plaza, Cincinnati, Ohio, for itself and as agent for any affiliate of Fifth Third Bancorp (the "Assignee").

                                   WITNESSETH:

     WHEREAS, Assignor is indebted to Assignee in the aggregate principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000) pursuant to the Term Note executed by Assignor and made payable to the order of Assignee, in the principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000) (the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (collectively, together with any amendments, modifications, or restatements thereof, the "Loan Documents").

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, Assignor hereby agrees, promises and undertakes as follows:

     1. Assignor hereby grants, transfers, and assigns and sets over to Assignee all right, title and interest in and to, all rents, issues, profits and privileges (now due or which may hereafter become due) of, (a) the real estate located in Hamilton County, Ohio described in Exhibit "A" attached hereto and made a part hereof, and all improvements at any time constructed thereon or any personal property or fixtures at any time installed or used therein (collectively, the "Property"), and (b) all leases now or hereafter existing on all or any part of the Property, whether written or oral, or any letting or any agreement for the use or occupancy of any part of the Property which may heretofore have been or which may hereafter be made or agreed to between Assignor or any other present, prior, or subsequent owner of the Property, or any interest therein, or which may be made or agreed to by Assignee, its successors or assigns, under the powers herein granted and any tenant or occupant of all or any part of the Property (the "Leases" and each, a "Lease"), including without limitation any Leases existing as of the date of this Assignment and described in Exhibit "B" attached hereto and made a part hereof (the "Existing Leases"), all for the purpose of securing the prompt payment, performance and discharge, when due, of the following described obligations (hereinafter, the "Indebtedness"):

     (a) Each and every term, provision, obligation, covenant and agreement of Assignor set forth in, the Loan Documents, all mortgages, security agreements, instruments and documents securing the Loan Documents and all other documents delivered or required, as a condition to the making of the loan evidenced thereby, all of which are held by or for the benefit of Assignee; and

     (b) All loans, advances, indebtedness and each and every other obligation or liability of Assignor owed to Assignee or any affiliate of Fifth Third Bancorp, however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, agreement, or otherwise, whether or not secured by additional collateral, whether originated with Assignee or owed to others and acquired by Assignee by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every other obligation or liability arising under the Loan Documents, all obligations to perform or forbear from performing acts, any and all Rate Management Obligations (as defined in the Loan Documents), all amounts represented by letters of credit now or hereafter issued by Assignee or any affiliate of Fifth Third Bancorp for the benefit of or at the request of Assignor all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, and all expenses and attorneys' fees incurred or other sums disbursed by Assignee or any affiliate of Fifth Third Bancorp under this Assignment or any other document, instrument or agreement related to any of the foregoing.

     2. Assignor hereby represents that (a) except for the Existing Leases, there are no leases, subleases or agreements to lease (as lessor or lessee) or sublease (as sublessor or sublessee) all of or any part of the Property; (b) Assignor is entitled to receive all the rents, issues and profits and to enjoy all the rents and benefits mentioned herein and assigned hereby, and the same have not been sold, assigned, transferred or set over by any instrument now in force, and shall not at any time during the life of this Assignment be sold, assigned, transferred or set over by Assignor or any other person or persons taking under or through Assignor, except pursuant to this Assignment; and (c) Assignor has the sole right to sell, assign, transfer, and set over the same and to grant and confer upon Assignee the rights, interests, powers and authorities herein granted and conferred.

     3. Assignor shall from time to time execute any and all instruments reasonably requested by Assignee in order to effectuate this Assignment and to accomplish any of the purposes that are necessary or appropriate in connection with this Assignment of the Property, including without limitation, specific assignments of any Lease or agreement relating to the use and occupancy of the Property or to any part thereof now or hereafter in effect, as may be necessary or desirable in Assignee's opinion in order to further secure Assignee hereunder.

     4. Assignor shall not (i) amend or modify any Lease; or (ii) terminate or accept from a tenant the termination of any Lease or Existing Lease, or (iii) evict or institute proceedings to evict any tenant under a Lease or Existing Lease, without the prior written consent of Assignee, which may be withheld in Assignee's sole and absolute discretion.

     5. This Assignment shall in no way operate to restrict or prevent Assignee from using any remedy which it may now or hereafter have because of any present or future breach of the terms or conditions of the Loan Documents.

     6. Assignee shall not in any way be responsible for any failure to do any or all of the things for which the rights, interests, power or authority are herein granted; and Assignee shall not be responsible for, or liable under, any of the agreements undertaken or obligations imposed upon the Assignor as lessor under Leases or other agreements with respect to the Property.

     7. Assignee shall be accountable only for the amounts, if any, actually received by it under the terms of this Assignment.

     8. Assignee's failure to do any of the things or exercise any of the rights, interests, powers or authority granted hereunder shall not be construed as a waiver of any of the rights, interests, powers or authorities assigned and granted to Assignee under this instrument.

     9. Assignee may assign this Assignment and the rights accruing hereunder to any subsequent assignee and holder of the Indebtedness for which this Assignment is given as security.

     10. The parties agree that this Assignment is an actual assignment effective as of the date hereof, and that upon demand made by Assignee on the lessor or lessee under any Leases or on any person liable for any of the rents, issues, and profits of and from the Property or any part thereof, such lessor or lessee or person liable for any of such rents, issues and profits shall, and is hereby authorized and directed to pay to or upon Assignee's order, and without any inquiry of any nature, all rents and other payments then or thereafter accruing under the leases or any other instrument or agreement, oral or written, granting rights to, and creating an obligation to pay rents, issues, or profits in connection with the Property.

     11. As long as no Event of Default exists under the Indebtedness secured hereby, Assignee agrees not to demand from any lessor or lessee under the Leases or from any other persons liable therefor, any of the rents, issues or profits hereby assigned, but shall permit Assignor to collect all such rents, issues and profits from the Property and the Leases on, but not prior to, accrual, and Assignor shall apply the same (i) first, to the payment of taxes and assessments upon the Property before penalty or interest is due thereon, (ii) second, to the cost of such insurance and of such maintenance and repairs as are required by the terms of the Loan Documents, and (iii) third, to the payment of principal, premium (if any) and interest becoming due on the Loan Documents, before using any part of the same for any other purposes; provided, however, that notwithstanding the provisions of this section, all lessors and lessees under the Leases and all persons liable for rents, issues and profits of and from the Property shall comply with any demands for rents made by Assignee pursuant to the provisions of this Assignment without reference to whether or not the same is made in accordance with this section and without further consent from Assignor.

     12. Upon or at any time after the occurrence of an Event of Default under the Indebtedness, Assignee may declare all sums secured hereby immediately due and payable and may, at Assignee's option, without notice, either in Assignee's person or by agent and with or without bringing any action or proceeding, or by any receiver to be appointed by a court, enter upon, take possession of, and manage and operate the Property and each and every part thereof, and in connection therewith, Assignee may make, enforce, and modify Leases; fix or modify rents; repair, maintain, and improve the Property; employ contractors, subcontractors, and workmen in and about the Property; obtain and evict tenants; in its own name, sue for or otherwise collect or reserve any and all rents, issues and profits, including those past due and unpaid; employ leasing agents, managing agents, attorneys and accountants in connection with the enforcement of Assignee's rights hereunder and pay the reasonable fees and expenses thereof; and otherwise do and perform any and all acts which Assignee may deem necessary and appropriate it and about the Property for the protection thereof and of Assignee's rights hereunder or under the Loan Documents, and any and all amounts expended by Assignee in connection with the foregoing shall constitute additional Indebtedness secured hereby. Assignee shall apply any monies collected by Assignee, as aforesaid, less costs and expenses incurred, as aforesaid, upon any Indebtedness secured hereby in such order and manner as Assignee may determine. The entering upon and taking possession of the Property; the collection of rents, issues, and profits; the exercise of any rights hereinabove specified; and the application of collections, as aforesaid, shall not cure, waive, modify or affect any default hereunder or under the Loan Documents.

     13. All tenants or occupants of any part of the Property (including without limitation, all persons claiming any interest as lessor or lessee under any Leases) are hereby authorized to recognize the claims and demands of Assignee without investigation as to the reason for any action taken by Assignee or the validity or the amount of indebtedness owing to or the existence of any default hereunder or under the Loan Documents, or the application to be made by Assignee, of any amounts to be paid to Assignee. Assignee's sole signature shall be sufficient for the exercise of any right under this Assignment and Assignee's sole receipt given for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rental collected under this Assignment shall be made to the exclusive order of Assignee.

     14. Assignor shall perform all of its obligations as lessor or lessee under any Leases, and shall give prompt notice to Assignee of any notice of default by Assignor under any Lease, together with a complete copy of any such notice. Assignor shall enforce the performance and observance of each and every covenant of the lessor's or lessees' under the Leases.

     15. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under any Leases, nor shall this Assignment operate to place upon Assignee responsibility for the control, operation; management, or repair of the Property or the carrying out of any of the terms and conditions of any Leases; nor shall this Assignment operate to make Assignee liable for any waste committed on the Property by the lessor or lessee under any Lease or committed by any other party, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property, resulting in loss, injury or death to any tenant, licensee, employee, invitee or stranger.

     16. Assignor shall, and does hereby agree to, indemnify and hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under any Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any of the Leases, except for liability, loss or damage and all claims and demands arising from actions taken by Assignee or its authorized representatives under Section 12 hereof. Should Assignee incur any such liability, loss or damage under any Lease or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall be secured hereby, Assignor shall reimburse Assignee therefor immediately upon demand, and upon Assignor's failure to do so, Assignee may declare all such sums immediately due and payable.

     17. Assignor has not and shall not accept rent in advance under any Leases except only monthly rents for current months which may be paid in advance.

     18. Assignor shall cause this Assignment to be recorded and filed and re-recorded and re-filed in each and every public office in which said filing and recording may be necessary to constitute record of notice of this Assignment and the terms and provisions hereof as applicable to the Property, and Assignee shall execute and deliver all such documents as may be reasonably required to evidence the same.

     19. This Assignment is binding on and inures to the benefit of the parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Assignor," as used herein, shall include each Assignor whose name appears below, severally, and all such Assignors, jointly and severally and their respective heirs, legatees, devisees, executors, successors and assigns. The term "Assignee", as used herein, shall include the named Assignee and all such Assignee's successors and assigns, including each and every person or entity who or which, from time to time, becomes owner and holder of the Loan Documents, and such successors and assigns shall have, hold and enjoy all of the rights, powers, and benefits hereby afforded and conferred upon the named Assignee as fully and with the same effect as if such successors and assigns were by name herein designated as Assignee.

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                        ASSIGNOR:

                                        DENTAL CARE PLUS, INC.


                                        By: /s/ Anthony A. Cook
                                            ------------------------------------
                                        Its: President

                                        type name: Anthony A. Cook
                                        Its: President & CEO


                                        ASSIGNEE:

                                        FIFTH THIRD BANK


                                        By: /s/ Randall P. Wolf
                                            ------------------------------------
                                        Its: Vice President

                                        type name: Randall P. Wolf
                                        Its: Vice President

                                                                       EXHIBIT A

                              PROPERTY DESCRIPTION


                                      A-1